UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2018

Regional Management Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35477	57-0847115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

979 Batesville Road, Suite B

Greer, South Carolina 29651

(Address of principal executive offices) (zip code)

(864) 448-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.

On May 1, 2018, Regional Management Corp. (the “Company”) issued a press release announcing financial results for the quarter ended March 31, 2018. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. On May 1, 2018, the Company will host a conference call to discuss financial results for the quarter ended March 31, 2018. A copy of the presentation to be used during the conference call is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

All information in the press release and the presentation is furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) on April 25, 2018. At the Annual Meeting, the stockholders of the Company voted on the following proposals, which are described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 23, 2018 (the “Proxy Statement”). The results of the voting are presented below.

Election of Directors

The Company’s stockholders elected the eight nominees named in the Proxy Statement to serve as members of the Company’s Board of Directors until the next annual meeting of stockholders or until their successors are elected and qualified, based on the following final voting results:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jonathan D. Brown	10,131,541	14,512	806,892
Roel C. Campos	10,060,641	85,412	806,892
Maria Contreras-Sweet	10,131,538	14,515	806,892
Michael R. Dunn	9,924,273	221,780	806,892
Steven J. Freiberg	10,131,531	14,522	806,892
Peter R. Knitzer	10,131,541	14,512	806,892
Alvaro G. de Molina	9,909,364	236,689	806,892
Carlos Palomares	9,932,260	213,793	806,892

Ratification of Independent Auditor

The Company’s stockholders approved the ratification of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, based on the following final voting results:

For	Against	Abstain
10,850,745	102,200	0

Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based on the following final voting results.

For	Against	Abstain	Broker Non-Votes
10,118,403	20,140	7,510	806,892

Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers

The Company’s stockholders voted, on an advisory basis, to conduct future advisory votes on named executive officer compensation every year, based on the following final voting results:

One Year	Two Years	Three Years	Abstain
8,392,153	0	1,734,848	19,052

The Company will include an advisory vote on named executive officer compensation in its proxy materials every year until the next advisory vote on the frequency of future advisory votes on named executive officer compensation, which will occur no later than the Company’s 2024 annual meeting of stockholders.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Regional Management Corp. on May 1, 2018, announcing financial results for Regional Management Corp. for the quarter ended March 31, 2018

99.2	Presentation of Regional Management Corp., dated May 1, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regional Management Corp.

Date: May 1, 2018	By:	/s/ Donald E. Thomas
Donald E. Thomas Executive Vice President and Chief Financial Officer